EXHIBIT 10.55.2



                               AMENDMENT No. 1 TO

                              FIXED PRICE CONTRACT

                                     BETWEEN

                              PANAMSAT CORPORATION

                                       AND

                     HUGHES SPACE AND COMMUNICATIONS COMPANY

                                       FOR

                       DOMESTIC 1, DOMESTIC 2, AND OPTION

                 SPACECRAFT, RELATED SERVICES, AND DOCUMENTATION






                             CONTRACT No. 98-PAS-002
















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                   AMENDMENT No. 1 TO FIXED PRICE CONTRACT FOR
                       DOMESTIC 1, DOMESTIC 2, AND OPTION
                 SPACECRAFT, RELATED SERVICES, AND DOCUMENTATION


This Amendment No. 1 (the "Amendment"), entered into as of January 8, 1999, by and between PanAmSat International Systems, Inc., a Delaware corporation ("Buyer"), having a principle place of business at One Pickwick Plaza, Greenwich, Connecticut 06830, and Hughes Space and Communications Company, a Delaware corporation ("Contractor"), having a principle place of business at 909 North Sepulveda Boulevard, El Segundo, California 90245, amends that certain Fixed Price Contract for DOMESTIC 1, DOMESTIC 2, AND OPTION, Spacecraft, Related Services, and Documentation dated as of October 09, 1998 (Contract No. 98-PAS-002)(the "Agreement").


                                    RECITALS

         WHEREAS, Buyer and Contractor are party to the Agreement, providing for Buyer to purchase and Contractor to provide the Spacecraft, Documentation, and Related Services as therein specified;

         WHEREAS, the parties now desire to amend the Agreement;


                                    AGREEMENT

         NOW, THEREFORE, the Parties hereby agree to amend and restate the Agreement as follows:


1. All references in the Agreement to "Domestic 1" are hereby amended to "Galaxy 10R" and all references in the Agreement to "Domestic 2" are hereby amended to "Galaxy 4R".


2.       ARTICLE 5. PRICE is hereby amended as follows:

         Section   5.1(b).   Section  5.1(b)  is  hereby  amended  by  replacing
         [**************************************************]       with
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[***]  Filed   separately  with  the  Commission   pursuant  to  a  request  for
confidential treatment.



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Amendment No. 1
Domestic 1, Domestic 2, and Option Contract
--------------------------------------------------------------------------------


3.       ARTICLE 6. PAYMENTS is hereby amended as follows:

         (a) Section 6.2. Table 6.2.2 is replaced in its entirety with the following:

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[***]  Filed   separately  with  the  Commission   pursuant  to  a  request  for
confidential treatment.



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Amendment No. 1
Domestic 1, Domestic 2, and Option Contract
--------------------------------------------------------------------------------

4. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Agreement. Except as amended by this Amendment, the Agreement shall continue in full force and effect. This Amendment may be signed in one or more counterparts, each of which shall constitute an original and together which shall constitute one and the same instrument.


IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to the DOMESTIC 1, DOMESTIC 2, AND OPTION Agreement.


HUGHES SPACE AND                            PANAMSAT CORPORATION
COMMUNICATIONS COMPANY

By:    /s/ Samuel C. Tricoli                By: /s/ Robert Bednarek
       -------------------------------          -----------------------------

       Samuel C. Tricoli                        Robert A. Bednarek
       -------------------------------          -----------------------------
                 (printed)                                (printed)

Title: Contract Manager                      Title: Chief Technology Officer
       -------------------------------              -------------------------

Date:   2/18/99                              Date: 3/9/99






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